EXHIBIT 10.1

                                 AMENDMENT NO. 3

                                       TO

                               ADVISORY AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), on behalf of COLUMBIA FUTURES FUND, a New York limited partnership (the "Partnership"), and JOHN W. HENRY & COMPANY, INC., a Florida corporation (the "Trading Advisor"), have agreed to amend the Advisory Agreement, dated as of January 20, 1987, as amended by Amendment No. 1 to Advisory Agreement, dated as of September 1, 1997, and as further amended by Amendment No. 2 to Advisory Agreement, dated as of February 1, 1998 (collectively, the "Advisory Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to change the management fee and the incentive fee payable to the Trading Advisor.

        WHEREAS, all provisions contained in the Advisory Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Advisory Agreement as follows:

        1. The monthly management fee rate of 1/12 of 4% referred to in Section 4(a)(i) of the Advisory Agreement is hereby changed to 1/12 of 2%.

        2. The quarterly incentive fee percentage of 15% referred to in the first paragraph of Section 4(a)(iii) of the Advisory Agreement is hereby changed to 20%.

        3. The foregoing changes shall take effect as of December 1, 2000.

        IN WITNESS WHEREOF, this Amendment to the Advisory Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                    COLUMBIA FUTURES FUND

                                    By:   Demeter Management Corporation,
                                          General Partner


                                    By:   /s/ Robert E. Murray
                                       ---------------------------------------
                                          Name:  Robert E. Murray
                                          Title:  President


                                    DEMETER MANAGEMENT CORPORATION


                                    By:   /s/ Robert E. Murray
                                       ---------------------------------------
                                          Name:  Robert E. Murray
                                          Title:  President


                                    JOHN W. HENRY & COMPANY, INC


                                    By:   /s/ D.M. Kozak
                                       -----------------------------------------
                                          Name:  David M. Kozak
                                          Title:  Sr. Vice President